ISSUANCE OF ORDINARY SHARES	12 Months Ended
Dec. 31, 2019
ISSUANCE OF ORDINARY SHARES
ISSUANCE OF ORDINARY SHARES

24.   ISSUANCE OF ORDINARY SHARES

The Company’s authorized share capital is US$10,000 comprising 500,000,000 ordinary shares with a par value of US$0.00002 each.

On January 22, 2014, the Company closed an offering of 15,000,000 ordinary shares (3,750,000 ADSs) and received aggregated net proceeds of approximately $126.3million, after deducting discounts and commissions but before offering expenses.

In February 2018, the Company closed an offering of 16,560,000 ordinary shares (4,140,000 ADSs), par value US$0.00002 per share, at US$18.15 per ADS (equivalent to US$ 4.54 per share). The net proceeds of the follow-on offering to the Company, after deducting underwriting commissions and fees and estimated offering expenses with the amount of US$4.3 million, was approximately US$71.1 million.

In February 2018, the Company also completed the private placement with Tanka International Limited, an exempted company incorporated in the Cayman Islands held by Mr. Xiande Li, chairman of the Company, and Mr. Kangping Chen, chief executive officer of the Company, for the issuance of 7,713,499 ordinary shares for US$35 million at US$ 4.54 per share.

In May 2019, the Company closed an offering of 18,687,500 ordinary shares (4,671,875 ADSs), par value US$0.00002 per share, at US$16.00 per ADS (equivalent to US$4.00 per share). The net proceeds of the follow-on offering to the Company, after deducting underwriting commissions and fees and estimated offering expenses with the amount of US$3.9 million, was approximately US$70.9 million (RMB488.95 million).

As of December 31, 2018 and 2019 the Company’s issued and outstanding shares were 156,864,737 and 178,930,297, respectively.